NORTHERN INSTITUTIONAL FUNDS

STATEMENT OF ADDITIONAL INFORMATION

SUPPLEMENT DATED MARCH 7, 2011 TO STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 1, 2010

1.	The ninth line of the table under the section entitled “PORTFOLIO MANAGERS” on page 70 is replaced by the following line:

Portfolio	Portfolio Manager(s)
NIF International Growth Portfolio	Douglas McEldowney

2.	The following information is added under the section entitled “PORTFOLIO MANAGERS – Accounts Managed by the Portfolio Managers” on page 70:

The table below discloses accounts within each type of category listed below for which Douglas McEldowney was jointly and primarily responsible for day-to-day portfolio management as of February 28, 2011.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Institutional Funds:	0	$0	0	$0
Northern Funds:	1	$197.8	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

3.	The following information, as of February 28, 2011, is added under the section entitled “Disclosure of Securities Ownership” on page 75:

Shares Beneficially Owned by		Dollar ($) Range of Shares Beneficially Owned by Portfolio Manager Because of Direct or Indirect Pecuniary Interest
Douglas McEldowney	International Growth Portfolio	$0

4.	Effective March 3, 2011, George P. Maris is no longer a portfolio manager of the International Growth Portfolio. All references to Mr. Maris in the Statement of Additional Information are hereby deleted.